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                                                                       EXHIBIT 1
                                                                       ---------

          The undersigned agree that the foregoing Amendment to Schedule 13D dated July 16, 1998, is being filed with the Securities and Exchange Commission on behalf of each of S.A. Louis Dreyfus et Cie., a corporation organized under the laws of France, Louis Dreyfus Holding Company Inc., a Delaware corporation, Louis Dreyfus Commercial Activities Inc., a Delaware corporation, Louis Dreyfus Natural Gas Holdings Corp., a Delaware corporation, and L.D. Fashions Holdings Corp., a Delaware corporation.

                                   S.A. Louis Dreyfus et Cie.


August 27, 1998                    By: /s/ Gerard Louis-Dreyfus
                                       -----------------------------------
                                       Gerard Louis-Dreyfus
                                       President

                                   Louis Dreyfus Holding Company Inc.


August 27, 1998                    By: /s/ Ernest F. Steiner
                                       -----------------------------------
                                       Ernest F. Steiner
                                       Executive Vice President

                                   Louis Dreyfus Commercial Activities, Inc.


August 27, 1998                    By: /s/ Ernest F. Steiner
                                       -----------------------------------
                                       Ernest F. Steiner
                                       President

                                   Louis Dreyfus Natural Gas Holdings Corp.


August 27, 1998                    By: /s/ Connie S. Linhart
                                       -----------------------------------
                                       Connie S. Linhart
                                       President and Treasurer

                                   L.D. Fashions Holding Corp.


August 27, 1998                    By: /s/ Connie S. Linhart
                                       -----------------------------------
                                       Connie S. Linhart
                                       President and Treasurer





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